SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: July 7, 1999
                        (Date of earliest event reported)


                              NETWOLVES CORPORATION
             (Exact name of registrant as specified in its charter)



    New York                        000-25831                       11-3439392
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(State or other                    (Commission                    (IRS Employer
jurisdiction of                    File Number)                   Identification
incorporation)                                                        Number)


200 Broadhollow Road, Suite 207, Melville, New York                   11747
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number including area code                 (516) 393-5016
                                                                   -------------


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 2.   Acquisition or Disposition of Assets

     (a) On July 7, 1999, NetWolves Corporation (the "Company") acquired the outstanding capital stock of the Sullivan Group in exchange for 180,000 shares of the Company's outstanding common stock. David H. Sullivan and Martin E. Cunningham, the founders of the Sullivan Group, will be Chairman and Chief Executive Officer, respectively, of the Company's new subsidiary, TSG Global Web, Inc. Pursuant to the terms of the acquisition, the five principal employees of the Sullivan Group, including Messrs. Sullivan and Cunningham, will continue operating this subsidiary under long term employment agreements.

     (b) The Sullivan Group is the pre-eminent training and consulting firm to the petroleum, automotive aftermarket and convenience store industry with clients comprising the top 100 companies in the world. The Company intends to combine the training content and consulting services of the Sullivan Group with the Company's internet delivery system to allow training and management content to be simultaneously broadcast through the internet to customers.

Item 7:   Financial Statements, Pro Forma Financial Information and Exhibits


     (a) (i) Financial Statements of Businesses Acquired. The Company will file the required financial statements on Form 8-K/A as soon as practicable, but not later than sixty days after the required filing date of this report.

     (ii) Pro Forma Financial Information. Any required pro forma financial information also will be filed on Form 8-K/A within sixty days after the required filing date of this report.

     (b)  Exhibits

     2.1 Agreement and Plan of Merger dated as of July 7, 1999 among NetWolves Corporation, TSG Global Education Web, Inc., a wholly-owned subsidiary of NetWolves Corporation and Sales and Management Consulting, Inc. d/b/a The Sullivan Group and Duffy-Vinet Institute.

     10.1 Shareholders' Agreement dated July 7, 1999 by and among TSG Global Education Web, Inc. , NetWolves Corporation, Martin E. Cunningham, David H. Sullivan, Ronald B. Collins, John J. Phelan and Daniel J. Molloy.

     10.2 Employment Agreement dated as of July 7, 1999 between TSG Global Education Web, Inc. and David H. Sullivan.

     10.3 Employment Agreement dated as of July 7, 1999 between TSG Global Education Web, Inc. and Martin E. Cunningham.

     10.4 Employment Agreement dated as of July 7, 1999 between TSG Global Education Web, Inc. and Ronald B. Collins.

     10.5 Employment Agreement dated as of July 7, 1999 between TSG Global Education Web, Inc. and John J. Phelan.

     10.6 Employment Agreement dated as of July 7, 1999 between TSG Global Education Web, Inc. and Daniel J. Molloy.


                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   NETWOLVES CORPORATION

                                   /s/ Walter M. Groteke
                                   ----------------------------
                                   Walter M. Groteke, President
Dated:  July 21, 1999